UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 6, 2010

Rosetta Stone Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34283	043837082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1919 North Lynn St., 7th Fl., Arlington, Virginia 22209

(Address of principal executive offices, including zip code)

800-788-0822

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 6, 2010, Rosetta Stone Inc. announced its financial results for the fiscal first quarter ended March 31, 2010. A copy of the press release is furnished as Exhibit 99.1 to this report.  In addition, a copy of the supplemental slides which will be discussed during the company’s earnings call at 4:30 p.m. Eastern Time on Thursday, May 6, 2010 is attached to this report as Exhibit 99.2 and incorporated herein by reference.  A copy of the Supplemental Financial Data Sheet dated May 6, 2010 is attached to this report as Exhibit 99.3 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01   Regulation FD Disclosure.

See “Item 2.02 Results of Operations and Financial Condition” above.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated May 6, 2010.

99.2	Presentation slides from the Rosetta Stone Inc. webcast of its fiscal first quarter ended March 31, 2010 earnings call held on May 6, 2010, furnished herewith.

99.3	Supplemental financial data sheet of Rosetta Stone Inc. for the first quarter ended March 31, 2010, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                    May 6, 2010

By:	/s/ Michael C. Wu
	Name:	Michael C. Wu
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 6, 2010.

99.2	Presentation slides from the Rosetta Stone Inc. webcast of its fiscal first quarter ended March 31, 2010 earnings call held on May 6, 2010.

99.3	Supplemental financial data sheet of Rosetta Stone Inc. for the first quarter ended March 31, 2010.